GENERAL (Schedule of Statements of Income and Balance Sheets) (Details-1) - Mer Telemanagement Solutions Ltd [Member] - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019
Cash and cash equivalents	$ 180	$ 176	$ 175	$ 170
Property and equipment, net		2	3	2
Total assets of discontinued operations	180	178	178	172
Trade payables	329	334	333	337
Accrued expenses and other liabilities	170	162	155	179
Total liabilities of discontinued operations	$ 499	$ 496	$ 488	$ 516